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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) -May 13, 1996


                         MELLON BANK, N.A. on behalf of
                   MELLON BANK HOME EQUITY LOAN TRUST 1996-1
               (Exact name of registrant as specified in charter)


      United States                   333-1478                   25-0659306
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                             One Mellon Bank Center
                           Pittsburgh, PA  15258-0001
              (Address of principal executive offices) (Zip code)

     Registrant's telephone number, including area code - (412) 234-5000


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Item 5. Other Events

        The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7. Financial statements and exhibits

        (c)     Exhibits.

                20.     Monthly Servicer Report.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MELLON BANK HOME EQUITY LOAN
                                        TRUST 1996-1

                                        By:  MELLON BANK, N.A.


                                             By:     STEVEN G. ELLIOTT
Date: May 28, 1996                           Name:   Steven G. Elliott
                                             Title:  Vice Chairman and
                                                     Chief Financial Officer

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                               INDEX TO EXHIBITS


Exhibit No.             Document Description                  Method of Filing

   20                   Monthly Servicer Report               Filed herewith